EFFECTIVE JULY 28, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     July 28, 2017

Key Tronic Corporation

(Exact name of registrant as specified in its charter)

Washington	0-11559	91-0849125
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4424 North Sullivan Road, Spokane Valley, Washington	99216
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (509) 928-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Incentive Compensation Plan Performance Goals and Target Payments

On July 28 2017, the Board of Directors of Key Tronic Corporation (“Company”), upon the recommendation of its Compensation Committee, established the performance goals and target payment percentages for each participant in the incentive compensation plan (“Plan”) for the Company’s fiscal year 2018.

A minimum Company profit goal must be achieved in order for any payments to be made to participants in the Plan. Payments under the Plan for fiscal year 2018 will be based on three profit goal performance levels established by the Board: entry level, expected value level and overachievement level. Payments under the Plan will be a percentage of the participant’s base salary paid during fiscal year 2018.

The following executive officers of the Company are among the participants in the Plan: Craig D. Gates, President & CEO; Brett R. Larsen, Executive Vice President of Administration, CFO and Treasurer; Douglas G. Burkhardt, Executive Vice President of Worldwide Operations; and Philip S. Hochberg, Executive Vice President of Business Development. Under the Plan the potential payment percentages established by the Board for fiscal year 2018 for the President & CEO range from 10% of base salary paid during fiscal year 2018 if entry level performance is achieved to 150% if overachievement level performance is achieved. The potential payment percentages established by the Board for fiscal year 2018 for the Executive Vice President of Administration, CFO and Treasurer, range from 6% if entry level performance is achieved to 90% if overachievement level performance is achieved, and for the Executive Vice President of Worldwide Operations, and the Executive Vice President of Business Development range from 5% of base salary paid during fiscal year 2018 if entry level performance is achieved to 75% if overachievement level performance is achieved. Payment percentages will be interpolated for actual performance levels achieved between entry level and expected value level and between expected value level and overachievement level.

Payments under the Plan will be made as soon as administratively possible after the end of fiscal year 2018. A participant must be an active employee of the Company at the time payments are made under the Plan in order to receive a payment.

Fiscal Years 2018-2020 Long-Term Incentive Plan Performance Measures and Awards

On July 28, 2017, the Board of Directors upon recommendation of its Compensation Committee, established long term incentive plan performance measures for the three fiscal year period 2018 through 2020. The Board of Directors also approved target awards for the three year period for each of the Company’s officers and non-employee Directors. The fiscal 2018-2019 performance measures are based on a combination of sales growth targets compared to the industry and return on invested capital targets. No cash awards will be made to participants if actual Company performance does not exceed the minimum target performance measures. The payments after the end of fiscal year 2020 to the following executive officers for the three year performance period, if expected target performance measures are achieved, are as follows: Craig D. Gates, President and CEO—$300,000, Brett R. Larsen, Executive Vice President of Administration, CFO and Treasurer—$145,000, Douglas G. Burkhardt, Executive Vice President of Worldwide Operations – $110,000, and Philip S. Hochberg, Executive Vice President of Business Development—$110,000. The payment after the end of fiscal year 2020 to each non-employee Director of the Company for said three year period, if expected target performance measures are achieved, is $20,000. Actual cash payments to participants may range from $0 to 50% above target depending on the extent to which Company performance is less than or exceeds the expected target performance measures.

2010 Incentive Plan Awards

On July 28, 2017, the Board of Directors granted Stock Appreciation Rights (“SARS”) awards under the Company’s 2010 Incentive Plan, as amended and restated on October 23, 2014, to Craig D. Gates, President & CEO in the amount of 50,000 SARS, to Brett R. Larsen, Executive Vice President of Administration, CFO and Treasurer in the amount of 22,500 SARS, to Douglas G. Burkhardt, Executive Vice President of Worldwide Operations in the amount of 20,000 SARS, and to Philip S. Hochberg, Executive Vice President of Business Development in the amount of 20,000 SARS. The Board of Directors also granted awards under the Plan to each non-employee Director of the Company in the amount of 7,500 SARS. These SARS will vest on the third anniversary of the grant date of the awards, and only to the extent the Company’s return on invested capital (“ROIC”) over the vesting period compared to the weighted average of a selected group of peer companies over the same period has reached the levels set forth below as of the vesting date:

Level	Performance Relative To Group of Peer Companies	% of Award That Vests

Below Entry	<90% of Industry Average	0%

Entry	90% of Industry Average	50%

Expected Value	Industry Average	75%

Overachievement	110% of Industry Average	100%

ROIC = Operating Income divided by (Assets – Interest Free Debt)

(Assets exclude cash and deferred tax assets)

The SARS expire five years from the grant date, subject to earlier termination in accordance with the terms of the 2010 Incentive Plan, as amended and restated on October 23, 2014, and Stock Appreciation Rights Agreement. The award or a portion of the award may be exercised by giving written notice to the Company, in form and substance satisfactory to the Company, which will state the election to exercise the award and the number of SARS being exercised. Upon the exercise of the award, the grantee will be entitled to receive payment in cash or common stock in an amount determined by multiplying: (a) the difference between the per share fair market value of the Common Stock of Key Tronic Corporation on the date of exercise over the per share base price of the SARS of $7.26 per share by (b) the number of SARS exercised.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TRONIC CORPORATION
(Registrant)
Date: August 21, 2017
	By:	/s/ Brett R. Larsen
Brett R. Larsen, Executive Vice President of Administration, CFO and Treasurer